Affinity World Leaders Equity ETF

WLDR

a series of Two Roads Shared Trust

PROSPECTUS

March 1, 2024

Advised by:

Regents Park Funds, LLC

4041 MacArthur Blvd., Suite 155

Newport Beach, CA 92660

RegentsParkFunds.com	1-866-866-4848

This Prospectus provides important information about the Affinity World Leaders Equity ETF (the “Fund”) that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”).

TABLE OF CONTENTS

FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	7
Investment Objective	7
Principal Investment Strategies	7
Principal and Other Investment Risks	8
Portfolio Holdings Disclosure	13
Cybersecurity	14
MANAGEMENT	14
Investment Adviser	14
Investment Sub-Adviser	15
DETERMINATION OF NET ASSET VALUE	15
HOW TO BUY AND SELL SHARES	17
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	17
DISTRIBUTION AND SERVICE PLAN	18
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	18
FUND SERVICE PROVIDERS	20
OTHER INFORMATION	20
FINANCIAL HIGHLIGHTS	22
PRIVACY NOTICE	23

FUND SUMMARY- Affinity World Leaders Equity ETF

Investment Objective:

The Affinity World Leaders Equity ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the Thomson Reuters StarMine Affinity World Leaders Index (the “TRSAWL Index” or the “Index”).

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.64%
Total Annual Fund Operating Expenses	1.11%
Fee Waiver and Expense Reimbursement	(0.44)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	0.67%
(1)	The Fund’s Adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund through at least February 28, 2025 to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 0.67% of average daily net assets. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and/or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation in effect at the time the reimbursement is made. The Fund’s Adviser and Affinity Investment Advisors, LLC (“Affinity” or the “Sub-Adviser”), have agreed that Affinity will reimburse all Fund expenses directly.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1Year	3 Years	5 Years	10 Years
$68	$309	$569	$1,312

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to passively replicate the TRSAWL Index. The TRSAWL Index consists of equity securities issued and traded in the US as well as international countries. The TRSAWL Index is expected to consist of approximately 150 to 250 stocks of companies located in the U.S. and in at least three countries outside of the U.S., and may invest in up to 20 countries. The TRSAWL Index will be significantly invested in the securities of international companies in addition to securities of U.S. companies. The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities included in the Fund’s TRSAWL Index. The Fund may also invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the TRSAWL Index.

Constituents of the TRSAWL Index are characterized by strong global footprint (measured by market capitalization), rank high on measures of earnings quality, demonstrate improving fundamentals (positive earnings revisions on earnings estimates, revenue estimates, price targets, and analyst recommendations), show stock price momentum, and trade at relatively attractive valuations (based on a ranking from various trading multiples, which are, generally speaking, a ratio of the security’s market price to financial or accounting metrics such as earnings, book value, etc., as well as a dividend discount model, which attempts to determine the current or future value of a security based in part on its dividend payments).

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The process of constructing the TRSAWL Index begins with sorting the companies in the Thomson Reuters Global Developed Index (excluding those in Greece and South Korea) (the “Benchmark Index”) by market capitalization. The next step involves selecting those companies that comprise the top 85% of cumulative market capitalization, and categorizing them into two regions: US and International. The final step involves scoring these securities on the above criteria within each region, and then narrowing this universe of companies to approximately 150 to 250 equity securities using a proprietary ranking system of the Fund’s sub-adviser, Affinity. The proprietary ranking system is known as the “Affinity Score” and is calculated by weighting the above criteria based on the Sub-Adviser’s assessment of the correlation between the score components and subsequent long-term stock performance. Stocks that rank in the top decile are candidates for purchase, while those that rank outside the top quartile are typically sold. A risk management overlay is then used to guide portfolio construction. The overlay calls for neutral business sector weights versus the Benchmark Index, approximately equal active weighting of each security within a business sector (active weight is the absolute percentage deviation of a security’s weight in the portfolio from its weight in the Benchmark Index), and limiting the deviation of the TRSAWL Index’s geographical distribution from that of the Benchmark Index. The TRSAWL Index is reconstituted and rebalanced on a semi-annual basis.

As of December 31, 2023, the Index was comprised of 139 issuers with market capitalizations ranging from $9.2 billion to $909.6 billion. As of December 31, 2023, the countries in the Benchmark Index were: Canada, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom, and the United States.

The TRSAWL Index is co-sponsored by the Sub-Adviser and by Thomson Reuters (Markets) LLC (the “Index Provider”), an organization that is independent of the Fund, the Adviser and the Sub-Adviser. The Sub-Adviser determines the composition and relative weightings of the securities in the TRSAWL Index and the Index Provider publishes information regarding the market value of the Index.

The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the TRSAWL Index by investing in a portfolio of securities that generally replicates the TRSAWL Index. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the TRSAWL Index concentrates in a country, region, industry or group of industries.

Principal Investment Risks:

As with all funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

As with any fund, there is no guarantee that the Fund will achieve its goal.

Foreign (Non-U.S.) Investment Risk: Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. Foreign (non-U.S.) securities may be less liquid and more difficult to value than securities of U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to special risks, including:

o	Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

o	Trading Issues: Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

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o	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares.

▪	In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

▪	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Market Risk: Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the equities or other securities markets or adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Geographic and Sector Risk: The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development, natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crisis, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused.

Currency Risk: The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in foreign (non-U.S.) currencies.

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Equity Risk: Equity securities are susceptible to general market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

Market Capitalization Risk: The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the Fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Index Risk: Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the TRSAWL Index. Therefore, the Sub-Adviser would not necessarily sell a security unless that security is removed from the TRSAWL Index, even if that security generally is underperforming or the security’s issuer was in financial trouble, and the Fund will be negatively affected by general declines in the securities and asset classes represented in the TRSAWL Index. The Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the TRSAWL Index. The Index Provider relies on third party data it believes to be reliable in constructing the TRSAWL Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the TRSAWL Index.

Index Tracking Error Risk: As with all index funds, the performance of the Fund and the TRSAWL Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the TRSAWL Index. In addition, the Fund may not be fully invested in the securities of the TRSAWL Index at all times, may deviate from the relative weightings of the TRSAWL Index or may hold securities not included in the TRSAWL Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Authorized Participant Concentration Risk: To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to NAV and may face delisting.

Calculation Methodology Risk: The TRSAWL Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser, the Sub-Adviser nor Thomson Reuters can offer assurances that the TRSAWL Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the TRSAWL Index.

Cybersecurity Risk: There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, investment sub-adviser, custodian, transfer agent, distributor and other Service Providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.

Fluctuation of Net Asset Value Risk: The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Gap Risk: The Fund is subject to the risk that a stock price will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Industry Concentration Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investment more than the market as a whole, to the extent that the Fund’s investments are concentrated in securities of a particular industry, group of industries or sector.

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Management Risk: The Fund’s investment strategies may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. Management risk includes the risk that the quantitative model used by the Fund’s investment sub-adviser may not perform as expected, particularly in volatile markets.

Market Events Risk: There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Turnover Risk: The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. A higher portfolio turnover may result in higher transactional and brokerage costs. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Volatility Risk: The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table includes a comparison of the performance of the Fund over time to the performance of a broad-based securities market index and the TRSAWL Index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting RegentsParkFunds.com or by calling 1-866-866-4848.

Performance Bar Chart for Calendar Year Ended December 31st:

Best Quarter	06/30/2020	15.71%
Worst Quarter	03/31/2020	(28.99)%

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Performance Table

Average Annual Total Returns

(For the year ended December 31, 2023)

	One Year	Five Years	Since Inception(1)
Return before taxes	18.67%	9.71%	4.83%
Return after taxes on Distributions	17.52%	8.55%	3.79%
Return after taxes on Distributions and Sale of Fund Shares	11.02%	7.27%	3.42%
Thomson Reuters StarMine Affinity World Leader Total Return Index(2) (reflects no deduction for fees, expenses or taxes)	20.24%	11.19%	6.09%
MSCI World Index(3) (reflects no deduction for fees, expenses or taxes)	23.79%	12.80%	8.24%
(1)	Inception date is January 16, 2018.
(2)	The Thomson Reuters Star Mine Affinity World Leader Total Return Index (“TRSAWL Index”) consists of equity securities issued and traded in the US as well as international countries. The TRSAWL Index is expected to consist of approximately 150 to 250 stocks of companies located in the U.S. and in at least three countries outside of the U.S. and may invest in up to 20 countries. The TRSAWL Index will be significantly invested in the securities of international companies in addition to securities of U.S. companies. Unlike a fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.
(3)	The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and MSCI World Index does not offer exposure to emerging markets. The Fund’s portfolio holdings may differ significantly from the securities held in the MSCI World Index, and unlike a fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Regents Park Funds, LLC (the “Adviser”)

Investment Sub-Adviser: Affinity Investment Advisors, LLC

Portfolio Managers: The Fund is jointly managed by Gregory R Lai, Principal of the Sub-Adviser, and Tianyue (“Fiona”) Zhang, Associate Portfolio Manager and Research Analyst of the Sub-Adviser, who are responsible for the day-to-day management of the Fund. Mr. Lai has served the Fund as portfolio manager since it commenced operations in January of 2018. Ms. Zhang has served as a portfolio manager of the Fund since September 2023.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at RegentsParkFunds.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income, long-term capital gains or qualified dividend income, or a combination of the three. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser or the Sub-Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section provides more detailed information about the investment objective, principal investment strategies and certain risks of investing in the Fund, and information about additional investment strategies that the Fund may employ in pursuing its investment objective. The Fund may also make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Fund’s Statement of Additional Information (“SAI”). This section also provides information regarding the Fund’s disclosure of portfolio holdings. The investment objective and the investment strategies of the Fund are non-fundamental, which means that they may be changed without shareholder approval.

INVESTMENT OBJECTIVE:

The Affinity World Leaders Equity ETF (the “Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the Thomson Reuters StarMine Affinity World Leaders Index
(the “TRSAWL Index” or the “Index”).

The Fund’s investment objective or underlying index may be changed by the Board of Trustees upon 60 days’ written notice to shareholders. There is no assurance that the Fund will achieve its investment objective.

If the Index Provider no longer calculates the underlying index of the Fund, if the underlying index is terminated for any reason, if the identity or the character of the underlying index is materially changed, or for any other reason determined by the Board of Trustees in good faith, the Board of Trustees determines that it is impracticable to substitute a replacement index, it will take whatever action is deemed to be in the best interests of the Fund’s shareholders.

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities included in the TRSAWL Index. The Sub-Adviser anticipates that, generally, the Fund will hold all of the securities that compose the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in the Index. There also may be instances in which the Sub-Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Sub-Adviser believes are appropriate to substitute for certain securities in the Index, or utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund may also, in order to comply with the tax diversiﬁcation requirements of the Internal Revenue Code of 1986, as amended, temporarily invest in securities not included in the Index that are expected to be correlated with the securities included in the Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Index that it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund seeks to passively replicate the TRSAWL Index. The TRSAWL Index consists of equity securities issued and traded in the US as well as international countries. The TRSAWL Index is expected to consist of approximately 150 to 250 stocks of companies located in the U.S. and in at least three countries outside of the U.S. and may invest in up to 20 countries. The TRSAWL Index will be significantly invested in the securities of international companies in addition to securities of U.S. companies. The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities included in the TRSAWL index. The Fund may also invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the TRSAWL Index.

Constituents of the TRSAWL Index are characterized by strong global footprint (measured by market capitalization), rank high on measures of earnings quality, demonstrate improving fundamentals (positive earnings revisions on earnings estimates, revenue estimates, price targets, and analyst recommendations), show stock price momentum, and trade at relatively attractive valuations (based on a ranking from various trading multiples, which are, generally speaking, a ratio of the security’s market price to financial or accounting metrics such as earnings, book value, etc., as well as a dividend discount model, which attempts to determine the current or future value of a security based in part on its dividend payments).

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The process of constructing the TRSAWL Index begins with sorting the companies in the Thomson Reuters Global Developed Index (excluding those in Greece and South Korea) (the “Benchmark Index”) by market capitalization. The next step involves selecting those companies that comprise the top 85% of cumulative market capitalization, and categorizing them into two regions: US and International. The final step involves scoring these securities on the above criteria within each region, and then narrowing this universe of companies to approximately 150 to 250 equity securities using a proprietary ranking system of the Fund’s sub-adviser, Affinity Investment Advisors, LLC. The proprietary ranking system is known as the “Affinity Score” and is calculated by weighting the above criteria based on the Sub-Adviser’s assessment of the correlation between the score components and subsequent long-term stock performance. Stocks that rank in the top decile are candidates for purchase, while those that rank outside the top quartile are typically sold. A risk management overlay is then used to guide portfolio construction. The overlay calls for neutral business sector weights versus the Benchmark Index, approximately equal active weighting of each security within a business sector (active weight is the absolute percentage deviation of a security’s weight in the portfolio from its weight in the Benchmark Index), and limiting the deviation of the TRSAWL Index’s geographical distribution from that of the Benchmark Index. The TRSAWL Index is reconstituted and rebalanced on a semi-annual basis.

As of December 31, 2023, the Index was comprised of 139 issuers with market capitalizations ranging from $9.2 billion to $909.6 billion. As of December 31, 2023, the countries in the Benchmark Index were: Canada, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom, and the United States.

The TRSAWL Index is co-sponsored by the Sub-Adviser and by Thomson Reuters (Markets) LLC (the “Index Provider”), an organization that is independent of the Fund, the Adviser and the Sub-Adviser. The Sub-Adviser determines the composition and relative weightings of the securities in the TRSAWL Index and the Index Provider publishes information regarding the market value of the Index.

The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the TRSAWL Index by investing in a portfolio of securities that generally replicates the TRSAWL Index. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the TRSAWL Index concentrates in a country, region, industry or group of industries.

PRINCIPAL AND OTHER INVESTMENT RISKS:

As with all funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. Neither the Adviser nor the Sub-Adviser can guarantee that the Fund will achieve its objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Fund. Additional information regarding the principal and certain other risks of investing in the Fund is provided below The Fund’s SAI, which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect the Fund’s performance.

Authorized Participant Concentration Risk: To the extent that authorized participants are unable or otherwise unavailable to proceed with creation and/or redemption orders and no other authorized participant is able to create or redeem in their place, shares may trade at a discount to net asset value (NAV) and may face delisting.

Calculation Methodology Risk: The TRSAWL Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Adviser, the Sub-Adviser nor Thomson Reuters can offer assurances that the TRSAWL Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the TRSAWL Index.

Currency Risk: The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in and receive revenues in foreign (non-U.S.) currencies. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries.

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Cybersecurity Risk: There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund or its Service Providers to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, or its Service Providers may adversely impact the Fund or its shareholders. Because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Service Providers are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. Events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. See “Cybersecurity” below for additional risks related to potential cybersecurity breaches.

Equity Risk: Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to special risks, including:

o	Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.
o	Trading Issues: Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
o	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying shares on the secondary market, and you may receive less than NAV when you sell those shares. This means that shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value. The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price. When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Fluctuation of Net Asset Value Risk: The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

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Foreign (Non-U.S.) Investment Risk: Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies. Foreign securities involve risks related to less stringent foreign securities regulations and less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; less stringent investor protections and corporate governance; more or less foreign government regulations; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and more difficult to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Foreign securities involve special risks and costs, which are considered by the Adviser or the Sub-Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Fund’s investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Fund may expose it to risks independent of its securities positions.

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The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially and adversely impact the value of securities in which the Fund has invested.

On January 31, 2020, the United Kingdom (the “UK”) left the EU (commonly referred to as “Brexit”). The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. The full effects of Brexit are unknown at this time and could negatively impact the value of the Fund’s investments. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. A number of countries in the Middle East and Europe have suffered terror attacks, and additional attacks may occur in the future. Eastern Europe and the Middle East have experienced ongoing military conflict; this conflict may expand and military attacks could occur. Europe has also been struggling with mass migration from the Middle East and Africa. European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in such areas or with significant exposure to such countries or issuers in such countries, these events could negatively affect the value and liquidity of the Fund’s investments.

In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, EU and other countries, which could adversely affect European and global energy and financial markets, as well as commodity prices, supply chains and global trade.

Investment exposure to China subjects the Fund to specific risks. China may be subject to considerable degrees of economic, political and social instability. It is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on its economy.

In addition, there has been enhanced regulatory focus in the U.S. on access to audit and other information regarding Chinese companies. In November 2020, an executive order was issued prohibiting investments in certain Chinese companies that might be owned or controlled by the military, resulting in NASDAQ removing shares of certain companies from its indexes and the NYSE delisting certain companies. In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law, requiring the SEC to ban trading on all U.S. exchanges of any foreign company for which the Public Company Accounting Oversight Board (“PCAOB”) is unable to inspect audit workpapers for three consecutive years, which is a particular threat to Chinese companies as PCAOB inspection of the audit work of foreign accounting firms conflicts with Chinese law and policy. The enactment of the HFCAA and other efforts to increase U.S. regulatory access to audit workpapers could cause investor uncertainty, and the market price of any Chinese securities held by the Fund could be adversely affected. In addition, PCAOB’s inability to evaluate the audits and quality control procedures of auditors deprive investors of the transparency and protections provided by such evaluations and may subject such investors to a heightened risk of fraud.”

Gap Risk: The Fund is subject to the risk that a stock price will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price to drop substantially from the previous day’s closing price. The difference between the two prices is the gap. Trading halts may lead to gap risk.

Geographic and Sector Risk: The risk that if the Fund (invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crisis affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused.

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Index Risk: Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the TRSAWL Index. Therefore, the Sub-Adviser would not necessarily sell a security unless that security is removed from the TRSAWL Index, even if that security generally is underperforming or the security’s issuer was in financial trouble, and the Fund will be negatively affected by general declines in the securities and asset classes represented in the TRSAWL Index. The Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the TRSAWL Index. The Index Provider relies on third party data it believes to be reliable in constructing the TRSAWL Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the TRSAWL Index.

Index Tracking Error Risk: As with all index funds, the performance of the Fund and the TRSAWL Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the TRSAWL Index. In addition, the Fund may not be fully invested in the securities of the TRSAWL Index at all times, may deviate from the relative weightings of the TRSAWL Index or may hold securities not included in the Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Industry Concentration Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investment more than the market as a whole, to the extent that the Fund’s investments are concentrated in securities of a particular industry, group of industries or sector.

Management Risk: The Fund’s investment strategies may not result in an increase in the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Management risk includes the risk that the quantitative model used by the Fund’s investment sub-adviser may not perform as expected, particularly in volatile markets.

Market Capitalization Risk: The Fund’s anticipated weighting towards larger-sized companies subjects the Fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Small and medium–sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources, and lack management experience.

Market Events Risk: There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

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Market Risk: Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The Adviser and its affiliates do not derive any benefits from such brokerage fees or commissions with respect to the Fund.

Volatility Risk: The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

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CYBERSECURITY: The computer systems, networks and devices used by the Fund and its Service Providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its Service Providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. The Fund, the Adviser and the Sub-Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other Service Providers to transact business; prevention of Fund investors from purchasing, redeeming or exchanging shares or receiving distributions; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Changes of Investment Policies

In accordance with Rule 35d-1 under the 1940 Act, the Fund adopted a non-fundamental investment policy that it will, under normal market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities included in the Fund’s TRSAWL Index. This requirement is applied at the time of investment. The 80% investment policy of the Fund may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

MANAGEMENT

INVESTMENT ADVISER: Regents Park Funds, LLC, located at 4041 MacArthur Blvd., Suite 155, Newport Beach, CA 92660, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of October 31, 2023, it had approximately $409 million in assets under management.

Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the Fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the Adviser.

The management fee set forth in the Investment Advisory Agreement is 0.47% annually, to be paid on a monthly basis.
In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings. For the fiscal period October 31, 2023, the aggregate fee paid to the Adviser was 0.03% of the Fund’s average daily net assets.

The Adviser has contractually agreed (the “Expense Limitation Agreement”) to reduce its fees and/or absorb expenses of the Fund, through February 28, 2025, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.67% of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years within the three years after the fees have been waived or reimbursed if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation in effect at the time the reimbursement is made. The Adviser and Affinity have agreed that, to the extent Fund expenses are required to be reimbursed by the Adviser under the Expense Limitation Agreement, Affinity will reimburse all such Fund expenses directly and, if such reimbursed Fund expenses are later recouped pursuant to the Expense Limitation Agreement, Affinity shall be entitled to such recoupment. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement and sub-advisory agreement is available in the Fund’s semi-annual report to shareholders dated April 30, 2023.

14

INVESTMENT SUB-ADVISER

Affinity Investment Advisors, LLC (“Affinity”), 5140 Birch Street, Suite 300, Newport Beach, CA 92660 serves as Sub-Adviser to the Fund. The Sub-Adviser was formed in 1992 and currently manages assets for a variety of institutional clients and high net worth individuals. As of December 31, 2023, it had approximately $1.0 billion in assets under management. The Sub-Adviser is paid by the Adviser, not the Fund. As noted above, the Adviser and Affinity have agreed that, to the extent Fund expenses are required to be reimbursed by the Adviser under the Expense Limitation Agreement, Affinity will reimburse all such Fund expenses directly.

Affinity is the co-sponsor of the TRSAWL Index and serves as the investment sub-adviser of the Fund. Affinity has adopted policies and procedures designed to minimize or eliminate potential conflicts of interest; prevent certain persons from having any advantage over other market participants with respect to prior knowledge of companies that may be added to, or deleted from, an Affinity index or from the portfolios of any fund that tracks an Affinity index; and prevent the dissemination or use of non-public information about pending changes to index constituents or methodology.

PORTFOLIO MANAGERS

Gregory R. Lai, CFA

Mr. Lai has been a Principal and Lead Portfolio Manager for Affinity since 1992 and has over 30 years of investment experience. He developed the firm’s quantitative stock selection, risk management, and portfolio construction models. Previous work experience includes Senior Portfolio Manager and Managing Director at Morgan Stanley Investment Management, Van Kampen and Invesco, Ltd., as well as Quantitative Specialist and co-portfolio manager at Pacific Investment Management Company (PIMCO). Mr. Lai earned his M.B.A from the Paul Merage School at the University of California, Irvine, and a B.S. in Chemistry from UCLA. He holds the Chartered Financial Analyst designation.

Fiona Zhang

Ms. Zhang, an Associate Portfolio Manager and Research Analyst with Affinity, has been with the firm since February of 2023 She earned a B.S. Mathematics and a B.A. Business Economics from the University of California, Irvine, graduating Summa Cum Laude. Prior to joining Affinity, Fiona earned a Master of Science in Financial Engineering at the UCLA Anderson School of Management. She also successfully passed the CFA Level 1 exam and is progressing towards achieving the Chartered Financial Analyst designation.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the Fund’s shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

15

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board shall be responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when APs may not be able to purchase or redeem Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The shares of many exchange-traded funds (such as ETFs and certain closed-end funds), after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any exchange-traded fund purchased by the Fund will not change.

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), may (but is not required to) be disseminated every 15 seconds throughout each trading day by the securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the Fund’s securities, including cash required to be deposited in exchange for a Creation Unit. The IOPV is generally determined by using both current market quotations and price quotations obtained from broker-dealers and other market intermediaries that may trade in the Fund’s portfolio securities. The IOPV may not reflect the exact composition of the Fund’s current portfolio of securities at a particular point in time or the best possible valuation of the Fund’s current portfolio. As a result, the IOPV should not be confused with the NAV, which is computed only once a day. Information regarding how often the shares of the Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters, when available, can be found at RegentsParkFunds.com.

16

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange under the symbol WLDR. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized participants (“APs”) may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 50,000 shares. Purchases and redemptions directly from the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.
As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

17

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Additional Compensation to Financial Intermediaries: Northern Lights Distributors, LLC, the Fund’s distributor, its affiliates, and the Fund’s Adviser or Sub-Adviser or their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund, including affiliates of the Adviser or Sub-Adviser. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to any Rule 12b-1 fees that the Fund could charge pursuant to a Rule 12b-1 plan and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV.
In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,
•	You sell your shares listed on the Exchange, and
•	You purchase or redeem Creation Units.
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Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain -- a maximum of 20%. In addition, a 3.8% Medicare tax may also apply. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations - the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component (as defined in the SAI) it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

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FUND SERVICE PROVIDERS

Ultimus Fund Solutions, LLC is the Fund’s administrator and fund accountant. It has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. It is an affiliate of the Distributor.

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110, is the Fund’s custodian and transfer agent.

Northern Lights Distributors, LLC (the “Distributor”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, serves as legal counsel to the Trust.

Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92626, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund and providing other audit, tax and related services for the Fund.

OTHER INFORMATION

Investment by Other Investment Companies

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 under the 1940 Act allows a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into an Investment Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Fund.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

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Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-866-4848 on days the Fund is open for business or contact your financial institution.

The Fund will begin sending you individual copies thirty days after receiving your request.

Index, Index Provider, and Calculation Agent

The TRSAWL Index is created and co-sponsored by an afﬁliated person of the Fund. The TRSAWL Index was developed by Affinity, which also serves as Sub-Adviser to the Fund. Affinity has entered into a Client Contracting Agreement with Thomson Reuters (Markets) LLC (the “Index Provider”) to maintain, calculate and distribute information about the market value of the Index. Thomson Reuters serves as the Index administrator and is responsible for Index governance. The Index is governed by a published methodology. Changes to the methodology will be publicly disclosed prior to implementation. The Fund is entitled to use the Index pursuant to a sublicensing arrangement with Regents Park, the Adviser to the Fund, which in turn has a licensing agreement with Affinity.

Index Disclaimers

Neither Regents Park Funds, LLC, Affinity Investment Advisors, LLC, nor Thomson Reuters (Markets) LLC guarantee the accuracy and/or the completeness of the Index or any data included therein, and neither Regents Park Funds, LLC, Affinity Investment Advisors, LLC, nor Thomson Reuters (Markets) LLC shall have any liability for any errors, omissions or interruptions therein. Neither Regents Park Funds, LLC, Affinity Investment Advisors, LLC, nor Thomson Reuters (Markets) LLC make any warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index, trading based on the Index, or any data included therein, either in connection with the Fund or for any other use. Neither Regents Park Funds, LLC, Affinity Investment Advisors, LLC, nor Thomson Reuters (Markets) LLC makes any express or implied warranties, and expressly disclaim all warranties of merchantability or ﬁtness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall either Regents Park Funds, LLC, Affinity Investment Advisors, LLC, or Thomson Reuters (Markets) LLC have any liability for any special, punitive, direct, indirect or consequential damages (including lost proﬁts) arising out of matters relating to the use of the Index, even if notiﬁed of the possibility of such damages.

The Fund, the Adviser and the Sub-Adviser make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Index to track general stock market performance. Affinity Investment Advisors, LLC has no obligation to take the needs of the Trust, the Fund or the owners of the Fund into consideration in determining, composing or calculating the Index.

The Index is the property of Affinity Investment Advisors, LLC, which has contracted with the Index Provider to calculate and maintain the Index. Thomson Reuters (Markets) LLC will not be liable for any errors or omissions in calculating the Index. The Fund is not sponsored, endorsed, sold or promoted by Thomson Reuters (Markets) LLC. Thomson Reuters (Markets) LLC does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. Thomson Reuters (Markets) LLC’s only relationship to Regents Park Funds, LLC and Affinity Investment Advisors, LLC with respect to the Index is the licensing of certain trademarks, service marks and trade names of Thomson Reuters (Markets) LLC, and the provision of the calculation services related to the Index. Thomson Reuters (Markets) LLC is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may converted into cash or other redemption mechanics. Thomson Reuters (Markets) LLC has no obligation or liability in connection with the administration, marketing or trading of the Fund. Thomson Reuters (Markets) LLC is not an investment adviser. Inclusion of a security within the Index is not a recommendation by Thomson Reuters (Markets) LLC to buy, sell, or hold such security, nor is it investment advice. THOMSON REUTERS (MARKETS) LLC DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. THOMSON REUTERS (MARKETS) LLC SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THOMSON REUTERS (MARKETS) LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AFFINITY INVESTMENT ADVISORS, LLC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THOMSON REUTERS (MARKETS) LLC BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Thomson Reuters Kinesis Logo and “Thomson Reuters” are registered trademarks of Thomson Reuters Corporation or its affiliates.

21

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund for the years ended October 31, 2023 and October 31, 2022 has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s October 31, 2023 annual report, which is available upon request and is incorporated by reference in the SAI. The information for the years ended October 31, 2021, 2020, and 2019 have been derived from financial statements audited by the Fund’s prior auditor.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31	October 31	October 31	October 31	October 31
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$22.66	$27.56	$19.48	$22.88	$22.38
Activity from investment operations:
Net investment income(a)	0.51	0.56	0.48	0.52	0.58
Net realized and unrealized gain (loss) on investments(b)	1.68	(3.44)	8.13	(3.39)	0.44
Total gain (loss) from investment operations	2.19	(2.88)	8.61	(2.87)	1.02
Less distributions from:
Net investment income	(0.52)	(0.55)	(0.53)	(0.53)	(0.52)
Net realized gains	—	(1.47)	—	—	—
Total distributions	(0.52)	(2.02)	(0.53)	(0.53)	(0.52)
Net asset value, end of year	$24.33	$22.66	$27.56	$19.48	$22.88
Market price, end of year	$24.14	$22.70	$27.55	$19.62	$22.81
Total return(c)(d)	9.60%	(11.17)%	44.42%	(12.75)%	4.73	%(j)
Market price total return	8.55%	(10.99)%	43.33%	(11.86)%	3.78%
Net assets, end of year (000s)	$26,763	$33,993	$37,200	$15,581	$5,719
Ratio of gross expenses to average net assets(e)(f)	1.11%	1.16%	1.59%	2.90%	4.29%
Ratio of net expenses to average net assets(f)(g)	0.67%	0.67%	0.61%	0.47%	0.47%
Ratio of net investment income to average net assets(f)(h)	2.06%	2.25%	1.85%	2.52%	2.65%
Portfolio Turnover Rate(i)	82%	93%	105%	134%	116%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains (losses) in the Statement of Operations due to the share transactions for the year.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the year. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(f)	Does not include the expenses of other investments companies in which the Fund Invests.
(g)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.
(h)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
(j)	During the year ended October 31, 2019, 0.17% of the fund’s total return consists of a voluntary reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been 4.56%.
22

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

  Social Security number and income
  Account transactions and transaction history
  Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300
23

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

  open an account or give us contact information
  provide account information or give us your
  income information
  make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  sharing for affiliates’ everyday business purposes – information about your creditworthiness affiliates from using your information to market to you
  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. Two Roads Shared Trust does not jointly market.

24

Affinity World Leaders Equity ETF

Adviser	Regents Park Funds, LLC 4041 MacArthur Blvd., Suite 155 Newport Beach, CA 92660	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022
Sub-Adviser	Affinity Investment Advisors, LLC 5140 Birch Street, Suite 300 Newport Beach, CA 92660	Legal Counsel	Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020
Custodian & Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Independent Registered Public Accounting Firm	Deloitte & Touche LLP 695 Town Center Drive, Suite 1000 Costa Mesa, CA 92626
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Fund is included in the Fund’s SAI dated March 1, 2024, and annual and semi-annual reports to shareholders. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders for the fiscal period ended October 31, 2023, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the annual and semi-annual reports, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-866-866-4848. The Fund does not have a website; however information relating to the Fund can be found on the website at RegentsParkFunds.com. You may also write to:

Affinity World Leaders Equity ETF

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22718